                                                                  Exhibit 10.L-2
                                                                  --------------



                               COURIER CORPORATION
                             COURIER-CITIZEN COMPANY
                             COURIER COMPANIES, INC.
                      COURIER DELAWARE HOLDING CORPORATION
                     COURIER FOREIGN SALES CORPORATION LIMITED
                         COURIER INVESTMENT CORPORATION
                           COURIER KENDALLVILLE, INC.
                            COURIER PROPERTIES, INC.
                             COURIER STOUGHTON, INC.
                             COURIER WESTFORD, INC.
                           NATIONAL PUBLISHING COMPANY
                             COURIER NEW MEDIA, INC.



                                   Dated as of:  July 22, 1997


State Street Bank and Trust Company,
  Individually and as Agent
225 Franklin Street
Boston, Massachusetts 02110

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110

      Re:   Amendment No. 1 to Revolving Credit Agreement
            ---------------------------------------------

Gentlemen:

      We refer to the Revolving Credit Agreement, dated as of March 18, 1997 (the "Agreement"), among COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, and COURIER NEW MEDIA, INC. (each a "Borrower" and collectively the "Borrowers"), STATE STREET BANK AND TRUST COMPANY, in its capacity as a Bank ("SSB"), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), in its capacity as a Bank ("BKB"; and together with SSB, the "Banks"), and STATE STREET BANK AND TRUST COMPANY, in its capacity as agent for the Banks (the "Agent").

      Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

      We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

      Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

      Effective July 22, 1997, the Agreement is amended as follows:

      (a) The term "Borrowers" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Book-mart Press, Inc., a Delaware corporation ("Bookmart"). It is the express understanding and intention of the parties hereto that Bookmart shall hereafter be entitled to make borrowings in accordance with the terms and conditions of the Agreement, and shall hereafter be bound, on a joint and several basis, by all of the terms and conditions of the Agreement, and all of the Obligations of the Borrowers under (and as defined in) the Agreement, as if it was an original signatory thereto, including, without limitation, the representations, warranties and covenants contained therein and the obligation to repay all amounts owing under the Agreement and the Notes in accordance with the respective terms thereof.

      (b) Section 1.1.57 of the Agreement is amended to read in its entirety as follows:

            "1.1.57  "Revolving Loan Maximum Amount" means $30,000,000."

      (c) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include Amendment No. 1 to Revolving Credit Agreement, dated as of July 22, 1997, among the Borrowers, the Banks, and the Agent.

      (d) Section 2.5.1 of the Agreement is amended by adding the following new sentence at the end thereof:

            "Notwithstanding the foregoing, if at any time the Leverage Ratio (as defined in Section 5.24 hereof) exceeds 2.0 to 1, as tested quarterly based upon the quarterly financial information required to be delivered pursuant to Sections 5.1(i) and 5.1(ii), then the Applicable Prime Rate Margin and the Applicable Euroloan Margin in effect at such time shall be increased by one-quarter of one percent (0.25%) and such increase shall remain in effect until the Leverage Ratio is less than or equal to 2.0 to 1 (and in any event, at least until the next quarterly test). For purposes of determining the interest rate for any Rate Period hereunder, any interest rate change shall be effective five (5) days after the date on which the financial statements required to be delivered pursuant to Sections 5.1(i) and 5.1(ii) are delivered to the Agent and the Banks, together with a notice to the Agent (which shall be verified by the Agent) specifying any change in the Applicable Prime Rate Margin and the Applicable Euroloan Margin, and if the Borrowers have failed to deliver the financial statements required to be delivered by them pursuant to Sections 5.1(i) and 5.1(ii), the Applicable Prime Rate Margin and the Applicable Euroloan Margin shall automatically be increased to 0.75% and 1.50%, respectively, until such financial statements are delivered.

                  It is further understood and agreed that if the Leverage Ratio is greater than 2.50 to 1 at any time, such occurrence shall constitute an Event of Default."

      (e) Section 5.24 of the Agreement is amended to read in its entirety as follows:

            "5.24 DEBT TO WORTH RATIO. The Borrowers shall not cause or permit the ratio of (i) total Consolidated Indebtedness to (ii) Tangible Net Worth (the "Leverage Ratio") at the end of any fiscal quarter of the Borrowers to be greater than 2.5 to 1."

      (f) EXHIBIT A to the Agreement is amended: (i) by deleting each reference to "$10,000,000" or "Ten Million Dollars ($10,000,000)"; and (ii) by inserting in place thereof the following: "$15,000,000" or "Fifteen Million Dollars ($15,000,000)," as the case may be.

                                   ARTICLE II

                       AMENDMENT TO REVOLVING CREDIT NOTES

      Effective July 22, 1997, the Revolving Credit Notes are amended as set forth in the Allonges attached hereto as ANNEX 1 and ANNEX 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      The Borrowers jointly and severally represent and warrant to you as follows:

      (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment (except to the extent that such representations and warranties relate expressly to an earlier date).

      (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

      (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.


                                   ARTICLE IV

                                  MISCELLANEOUS

      This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Notes and each of the Loan Documents shall remain unmodified, and the Agreement, the Notes and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

      If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, together with the signed Allonges in the form of ANNEX 1 and ANNEX 2, duly executed and certified authorizing resolutions, an officer's certificate to which are attached the charter documents, bylaws and good standing certificate of Book-mart Press, Inc., and a favorable legal opinion from your counsel, whereupon this Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                 Very truly yours,

                                 THE BORROWERS:


                                 COURIER CORPORATION


                                 By: /s/ R. P. Story, Jr.
                                     -------------------------------------------
                                     Title: SR. V.P. and C.F.O.


                                 COURIER CITIZEN COMPANY


                                 By: /s/ R. P. Story, Jr.
                                     -------------------------------------------
                                     Title: SR. V.P. and C.F.O.


                                 COURIER COMPANIES, INC.


                                 By: /s/ R. P. Story, Jr.
                                     -------------------------------------------
                                     Title: TREASURER

                                   COURIER DELAWARE HOLDING CORPORATION


                                 By: /s/ George Q. Nichols
                                     -------------------------------------------
                                     Title: PRESIDENT

                            (Signatures on next page)

                                   COURIER FOREIGN SALES CORPORATION LIMITED


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: PRESIDENT

                                   COURIER INVESTMENT CORPORATION


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER


                                   COURIER KENDALLVILLE, INC.


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER


                                   COURIER PROPERTIES, INC.


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER


                                   COURIER STOUGHTON, INC.


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER


                                   COURIER WESTFORD, INC.


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER

                            (Signatures on next page)

                                   NATIONAL PUBLISHING COMPANY


                                   By: /s/ George Q. Nichols
                                       -----------------------------------------
                                       Title: PRESIDENT

                                   COURIER NEW MEDIA, INC.


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER

                                   BOOK-MART PRESS, INC.


                                   By: /s/ R. P. Story, Jr.
                                       -----------------------------------------
                                       Title: TREASURER

      The foregoing Amendment is hereby accepted by the undersigned as of July 22, 1997.

                                   THE BANKS:

                                   STATE STREET BANK AND TRUST COMPANY


                                   By: /s/ F. Andrew Beise
                                       -----------------------------------------
                                       Title: V.P.


                                   BANKBOSTON, N.A. (f/k/a The First National
                                   Bank of Boston)

                                   By: /s/ Virginia Bennett
                                       -----------------------------------------
                                       Title: V.P.

                                   THE AGENT:

                                   STATE STREET BANK AND TRUST COMPANY


                                   By: /s/ F. Andrew Beise
                                       -----------------------------------------
                                       Title: V.P.

                        ALLONGE TO REVOLVING CREDIT NOTE


$15,000,000.00                                      Dated as of:  July 22, 1997

      This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, and COURIER NEW MEDIA, INC., and BOOK-MART PRESS, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended, the "Note"), executed and delivered by the Borrowers to BankBoston, N.A., f/k/a The First National Bank of Boston, (the "Bank") pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, the Bank, and State Street Bank and Trust Company, Individually and as Agent (the "Loan Agreement").

      Effective on the day and year first above written, each reference in the Note to "$10,000,000" or to "TEN MILLION DOLLARS ($10,000,000)" shall be deemed to be a reference to "$15,000,000" or "FIFTEEN MILLION DOLLARS ($15,000,000)," as the case may be.

      The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

      All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

      This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

                            (Signatures on next page)

      Executed as a sealed instrument as of the date first above written.

                                 THE BORROWERS:

WITNESS:                        COURIER CORPORATION


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: TREASURER                    Title: SR. V.P. and C.F.O

WITNESS:                        COURIER CITIZEN COMPANY


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: SR. V.P. and C.F.O

WITNESS:                        COURIER COMPANIES, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER DELAWARE HOLDING CORPORATION


/s/ Lee E. Cochrane             By: /s/ George Q. Nichols
----------------------------        ----------------------------
Title:                              Title: PRESIDENT

WITNESS:                        COURIER FOREIGN SALES CORPORATION LIMITED


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: TREASURER                    Title: PRESIDENT

WITNESS:                        COURIER INVESTMENT CORPORATION


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

                            (Signatures on next page)

WITNESS:                        COURIER KENDALLVILLE, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER PROPERTIES, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER STOUGHTON, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER WESTFORD, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        NATIONAL PUBLISHING COMPANY


/s/ Lee E. Cochrane             By: /s/ George Q. Nichols
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: PRESIDENT

WITNESS:                        COURIER NEW MEDIA, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        BOOK-MART PRESS, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

                        ALLONGE TO REVOLVING CREDIT NOTE


$15,000,000.00                                      Dated as of:  July 22, 1997

      This Allonge is made by COURIER CORPORATION, COURIER-CITIZEN COMPANY, COURIER COMPANIES, INC., COURIER DELAWARE HOLDING CORPORATION, COURIER FOREIGN SALES CORPORATION LIMITED, COURIER INVESTMENT CORPORATION, COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., COURIER STOUGHTON, INC., COURIER WESTFORD, INC., NATIONAL PUBLISHING COMPANY, and COURIER NEW MEDIA, INC., and BOOK-MART PRESS, INC. (collectively, the "Borrowers"), to that certain Revolving Credit Note dated March 18, 1997, in the face amount of $10,000,000 (as amended, the "Note"), executed and delivered by the Borrowers to State Street Bank and Trust Company (the "Bank"), pursuant to the terms of a Revolving Credit Agreement, dated as of March 18, 1997, among the Borrowers, BankBoston, N.A., f/k/a The First National Bank of Boston, and State Street Bank and Trust Company, Individually and as Agent (the "Loan Agreement").

      Effective on the day and year first above written, each reference in the Note to "$10,000,000" or to "TEN MILLION DOLLARS ($10,000,000)" shall be deemed to be a reference to "$15,000,000" or "FIFTEEN MILLION DOLLARS ($15,000,000)," as the case may be.

      The Borrowers hereby confirm their joint and several promise to pay as set forth in the Note, and all other terms and conditions of the Note, as modified by this Allonge.

      All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Note.

      This Allonge shall become part of the Note, and although it is the intent of the parties that this Allonge be affixed to the Note, this Allonge shall continue in full force and effect even if it has not been so affixed.

                            (Signatures on next page)

      Executed as a sealed instrument as of the date first above written.

                                 THE BORROWERS:

WITNESS:                        COURIER CORPORATION


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: TREASURER                    Title: SR. V.P. and C.F.O

WITNESS:                        COURIER CITIZEN COMPANY

/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: TREASURER                    Title: SR. V.P. and C.F.O

WITNESS:                        COURIER COMPANIES, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER DELAWARE HOLDING CORPORATION

/s/ Lee E. Cochrane             By: /s/ George Q. Nichols
----------------------------        ----------------------------
Title:                              Title: PRESIDENT

WITNESS:                        COURIER FOREIGN SALES CORPORATION LIMITED

/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: TREASURER                    Title: PRESIDENT

WITNESS:                        COURIER INVESTMENT CORPORATION

/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

                            (Signatures on next page)

WITNESS:                        COURIER KENDALLVILLE, INC.

/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER PROPERTIES, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER STOUGHTON, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        COURIER WESTFORD, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        NATIONAL PUBLISHING COMPANY


/s/ Lee E. Cochrane             By: /s/ George Q. Nichols
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: PRESIDENT

WITNESS:                        COURIER NEW MEDIA, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER

WITNESS:                        BOOK-MART PRESS, INC.


/s/ Lee E. Cochrane             By: /s/ R. P. Story, Jr.
----------------------------        ----------------------------
Title: ASST. TREASURER              Title: TREASURER